202695 4/03
Prospectus Supplement
dated April 7, 2003 to:
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Putnam Mid Cap Value Fund
Prospectus dated August 30, 2002

The opening sentence of the "Fund distributions and taxes" section is replaced with the following:

"The fund normally distributes any net investment income and any net realized capital gains annually."